October 30, 2018

DREYFUS SUSTAINABLE U.S. EQUITY PORTFOLIO, INC.

Supplement to Summary Prospectus and Prospectus

 dated May 1, 2018

The following information supersedes and replaces the information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is Dreyfus and the fund's sub-adviser is Newton, an affiliate of Dreyfus.

John Gilmore, Raj Shant and Jeff Munroe are the fund's primary portfolio managers, positions Mr. Gilmore and Mr. Munroe have held since May 2017 and Mr. Shant has held since October 2018.  Mr. Gilmore and Mr. Shant act as the fund's co-lead portfolio managers.  Mr. Gilmore, Mr. Shant and Mr. Munroe are members of Newton's global equities team.  Mr. Gilmore is the lead manager at Newton's sustainable U.S. equity model and provides specialist insight into the North American market.  Mr. Munroe is the investment leader of the global equities team at Newton.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the prospectus:

John Gilmore, Raj Shant and Jeff Munroe are the fund's primary portfolio managers, positions Mr. Gilmore and Mr. Munroe have held since May 2017 and Mr. Shant has held since October 2018. Mr. Gilmore and Mr. Shant act as the fund's co-lead portfolio managers. Mr. Gilmore, Mr. Shant and Mr. Munroe are members of Newton's global equities team.  Mr. Gilmore is the lead manager of Newton's sustainable U.S equity model and provides specialist insight into the North American market.  He joined Newton in September 2013. Mr. Shant joined Newton in 2002.  Mr. Munroe is the investment leader of the global equities team at Newton, where he has been employed since 1993.  In addition, Newton's responsible investment team, led by Rob Stewart, will be responsible for the fund's fundamental ESG research and analysis, controversy monitoring, company engagement and active proxy voting. Mr. Stewart, one of Newton's senior investment leaders, joined Newton in 2003 and has over 25 years of investment experience.

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